Exhibit 99.1
Non-GAAP Financial Measures Included in the Financial Tables
The unaudited financial information included herein contains certain financial measures that differ from those presented in accordance with generally accepted accounting principles in the United States ("non-GAAP measures"). These non-GAAP measures include adjustments to certain line items in the attached recast historical financial information to adjust for purchase accounting adjustments; integration, restructuring, and transaction costs; financing impacts; separation-related items; certain regulatory costs; certain product, litigation, and other items; and the income tax benefit of these items, which affect the comparability of period-over-period calculations of diluted earnings per share. In particular, adjustments for fiscal year 2024 exclude the impact of European regulatory initiative-related costs, which represent costs incurred to develop processes and systems to establish initial compliance with the European Union Medical Device Regulation and the European Union In Vitro Diagnostic Medical Device Regulation (collectively, the “New EU Medical Devices Regulations”), which represent a significant, unusual change to the existing regulatory framework. We consider the excluded European regulatory initiative-related costs to be duplicative of previously incurred costs and/or one-off costs related to establishing initial compliance with such regulatory regimes, and in each case are limited to a specific period of time. These expenses relate to establishing initial compliance with the New EU Medical Devices Regulations and include the cost of labor, other services and consulting (in particular, research and development and clinical trials) and supplies, travel and other miscellaneous costs. These costs were primarily recorded in Cost of products sold and Research and development expense. These adjustments are consistent with the adjustments made by BD when it reported its operating results for the periods presented.
BD management believes that the use of non-GAAP measures to adjust for items that are considered by management to be outside of BD’s underlying operational results or that affect period-to-period comparability helps investors to gain a better understanding of our performance year-over-year, to analyze underlying trends in our businesses, to analyze our operating results and to understand future prospects. Management uses these non-GAAP financial measures to measure and forecast the Company’s performance, especially when comparing such results to prior periods or forecasts. We believe presenting such measures provides investors with greater transparency to the information used by BD management for its operational decision-making and for comparison to other companies within the medical technology industry. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. BD strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by BD may differ from similar measures used by other companies, even when similar terms are used to identify such measures.
Non-GAAP measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures.
Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Earnings per share amounts presented are calculated from the underlying amounts.

BECTON DICKINSON AND COMPANY
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in millions, except share and per share data)

	Fiscal Year 2026	Fiscal Year 2025					Fiscal Year 2024
	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025	Three Months Ended September 30, 2025	Twelve Months Ended September 30, 2025	Twelve Months Ended September 30, 2024
REVENUES	$4,486	$4,333	$4,480	$4,726	$5,005	$18,544	$16,820

Cost of products sold	2,434	2,536	2,619	2,490	2,639	10,285	9,372
Selling and administrative expense	1,229	1,155	1,117	1,163	1,208	4,643	4,250
Research and development expense	235	243	232	230	264	970	896
Integration, restructuring and transaction expense	108	89	93	96	125	403	365
Other operating expense, net	13	28	35	7	232	302	223
TOTAL OPERATING COSTS AND EXPENSES	4,018	4,051	4,097	3,986	4,469	16,603	15,106
OPERATING INCOME	468	282	383	740	536	1,941	1,713

Interest expense	(153)	(155)	(150)	(152)	(155)	(613)	(528)
Interest income	4	22	5	4	4	35	162
Other expense, net	(7)	(13)	(36)	(23)	(33)	(105)	(20)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	311	136	201	568	352	1,258	1,327
Income tax provision (benefit)	1	(10)	43	118	7	158	273
NET INCOME FROM CONTINUING OPERATIONS	311	147	158	450	346	1,100	1,054
Income from discontinued operations, net of tax	71	157	150	123	148	577	651
NET INCOME	$382	$303	$308	$574	$493	$1,678	$1,705

BASIC EARNINGS PER SHARE
Income from Continuing Operations	$1.09	$0.51	$0.55	$1.57	$1.21	$3.83	$3.64
Income from Discontinued Operations	0.25	0.54	0.52	0.43	0.51	2.01	2.25
Basic Earnings per Share	$1.34	$1.05	$1.07	$2.00	$1.72	$5.83	$5.88

DILUTED EARNINGS PER SHARE
Income from Continuing Operations	$1.09	$0.50	$0.55	$1.57	$1.20	$3.81	$3.62
Income from Discontinued Operations	0.25	0.54	0.52	0.43	0.51	2.00	2.24
Diluted Earnings per Share	$1.34	$1.04	$1.07	$2.00	$1.72	$5.82	$5.86

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	285,582	289,505	287,293	287,170	286,612	287,648	289,763
Diluted	285,845	290,389	287,737	287,223	287,118	288,509	291,009

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended December 31, 2025
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Separation-related items (D)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,486	$—	$—	$—	$—	$—	$—	$—	$4,486

Gross margin	2,052	384	—	—	—	—	—	—	2,436

Selling and administrative expense	1,229	—	—	—	—	(6)	—	—	1,223
Research and development expense	235	—	—	—	—	(3)	—	—	232

OPERATING INCOME	468	384	36	71	1	19	(2)	—	978

Net interest expense	(149)	(1)	—	—	—	—	—	—	(150)
Other (expense) income, net	(7)	—	—	—	—	(11)	2	—	(17)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	311	383	36	71	1	8	—	—	811
Income tax provision	1	—	—	—	—	—	—	95	95
NET INCOME FROM CONTINUING OPERATIONS	$311	$383	$36	$71	$1	$8	$—	$(95)	$716

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.09	$1.34	$0.13	$0.25	$0.01	$0.03	$—	$(0.33)	$2.50

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended December 31, 2024
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction costs (C)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,333	$—	$—	$—	$—	$—	$—	$—	$4,333

Gross margin	1,797	562	—	—	—	28	—	—	2,387

Selling and administrative expense	1,155	(1)	—	—	—	(9)	—	—	1,145
Research and development expense	243	—	—	—	—	(8)	—	—	235

OPERATING INCOME	282	563	24	62	3	75	(3)	—	1,005

Net interest expense	(133)	(1)	—	—	—	—	—	—	(134)
Other (expense) income, net	(13)	—	—	—	—	(3)	3	—	(14)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	136	562	24	62	3	72	—	—	858
Income tax (benefit) provision	(10)	—	—	—	—	—	—	61	51
NET INCOME FROM CONTINUING OPERATIONS	$147	$562	$24	$62	$3	$72	$—	$(61)	$808

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.50	$1.93	$0.08	$0.21	$0.01	$0.25	$—	$(0.21)	$2.78

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended March 31, 2025
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,480	$—	$—	$—	$—	$—	$—	$4,480

Gross margin	1,861	544	—	—	87	—	—	2,492

Selling and administrative expense	1,117	—	—	—	9	—	—	1,126
Research and development expense	232	—	—	—	(2)	—	—	230

OPERATING INCOME	383	544	26	66	115	(3)	—	1,133

Net interest expense	(146)	(1)	—	—	—	—	—	(147)
Other (expense) income, net	(36)	—	—	—	24	3	—	(9)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	201	543	26	66	139	—	—	977
Income tax provision	43	—	—	—	—	—	129	173
NET INCOME FROM CONTINUING OPERATIONS	$158	$543	$26	$66	$139	$—	$(129)	$804

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.55	$1.89	$0.09	$0.23	$0.48	$—	$(0.45)	$2.79

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended June 30, 2025
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction costs (C)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,726	$—	$—	$—	$—	$—	$—	$—	$4,726

Gross margin	2,235	377	—	—	—	(1)	—	—	2,612

Selling and administrative expense	1,163	—	—	—	—	(20)	—	—	1,143
Research and development expense	230	—	—	—	—	(2)	—	—	228

OPERATING INCOME	740	378	37	57	1	26	(3)	—	1,237

Net interest expense	(148)	(1)	—	—	—	—	—	—	(149)
Other (expense) income, net	(23)	—	—	—	—	18	3	—	(2)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	568	376	37	57	1	44	—	—	1,085
Income tax provision	118	—	—	—	—	—	—	83	201
NET INCOME FROM CONTINUING OPERATIONS	$450	$376	$37	$57	$1	$44	$—	$(83)	$884

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.57	$1.31	$0.13	$0.20	$0.01	$0.15	$—	$(0.29)	$3.08

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended September 30, 2025
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Separation-related items (D)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$5,005	$—	$—	$—	$—	$—	$—	$—	$5,005

Gross margin	2,366	384	—	—	—	1	—	—	2,751

Selling and administrative expense	1,208	—	—	—	—	(13)	—	—	1,195
Research and development expense	264	—	—	—	—	(3)	—	—	261

OPERATING INCOME	536	384	41	84	3	247	(4)	—	1,292

Net interest expense	(151)	(1)	—	—	—	—	—	—	(152)
Other (expense) income, net	(33)	—	—	—	—	3	4	—	(26)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	352	383	41	84	3	250	—	—	1,114
Income tax provision	7	—	—	—	—	—	—	170	177
NET INCOME FROM CONTINUING OPERATIONS	$346	$383	$41	$84	$3	$250	$—	$(170)	$937

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.20	$1.33	$0.14	$0.29	$0.01	$0.87	$—	$(0.59)	$3.26

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Twelve Months Ended September 30, 2025
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction costs (C)	Separation-related items (D)	Product, litigation, and other items (E)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$18,544	$—	$—	$—	$—	$—	$—	$—	$—	$18,544

Gross margin	8,258	1,867	—	—	—	—	115	—	—	10,241

Selling and administrative expense	4,643	(2)	—	—	—	—	(33)	—	—	4,609
Research and development expense	970	—	—	—	—	—	(15)	—	—	955

OPERATING INCOME	1,941	1,869	127	270	6	3	463	(12)	—	4,666

Net interest expense	(577)	(4)	—	—	—	—	—	—	—	(582)
Other (expense) income, net	(105)	—	—	—	—	—	43	12	—	(50)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,258	1,865	127	270	6	3	506	—	—	4,034
Income tax provision	158	—	—	—	—	—	—	—	443	601
NET INCOME FROM CONTINUING OPERATIONS	$1,100	$1,865	$127	$270	$6	$3	$506	$—	$(443)	$3,433

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$3.81	$6.46	$0.44	$0.93	$0.02	$0.01	$1.75	$—	$(1.54)	$11.90

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Twelve Months Ended September 30, 2024
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction costs (C)	Financing impacts (C)	Separation-related items (D)	Product, litigation, and other items (E)	European regulatory initiative-related costs (F)	TSA/LSA total	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$16,820	$—	$—	$—	$—	$—	$—	$67	$—	$—	$—	$16,887

Gross margin	7,448	1,482	—	—	—	—	—	115	43	—	—	9,088

Selling and administrative expense	4,250	1	—	—	—	—	—	(56)	(1)	—	—	4,194
Research and development expense	896	—	—	—	—	—	—	(4)	(54)	—	—	838

OPERATING INCOME	1,713	1,481	23	294	48	—	13	393	98	27	—	4,091

Net interest expense	(366)	(5)	—	—	—	(8)	—	—	—	—	—	(379)
Other expense, net	(20)	—	—	—	—	—	—	(51)	—	(27)	—	(98)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,327	1,477	23	294	48	(8)	13	342	98	—	—	3,614
Income tax provision	273	—	—	—	—	—	—	—	—	—	267	540
NET INCOME FROM CONTINUING OPERATIONS	$1,054	$1,477	$23	$294	$48	$(8)	$13	$342	$98	$—	$(267)	$3,074

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$3.62	$5.07	$0.08	$1.01	$0.17	$(0.03)	$0.05	$1.17	$0.34	$—	$(0.92)	$10.56

The reconciliations of reported results to adjusted results on the previous pages reflect the following adjustments that are considered by management to be outside of BD’s underlying operational results or that affect period-to-period comparability:
(A)Includes amortization and other adjustments related to the purchase accounting for acquisitions. BD’s amortization expense is primarily recorded in Cost of products sold.
(B)Represents costs associated with integration and restructuring activities. These costs are recorded to Integration, restructuring and transaction expense.
(C)Represents transaction costs and financing impacts incurred in connection with the Advanced Patient Monitoring acquisition. The transaction costs are recorded to Integration, restructuring and transaction expense, and the financing impacts are recorded to Interest expense and Interest income.
(D)Amounts in fiscal years 2026 and 2025 represent costs incurred in connection with the separation of BD's former Biosciences and Diagnostic Solutions business and the combination of the business with Waters Corporation. The amount in fiscal year 2024 represents costs incurred in connection with the separation of BD's former Diabetes Care business. These costs are recorded to Other operating expense, net.
(E)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges, and certain pension settlement costs. The amounts presented include the following:
•Charges of $297 million in fiscal year 2025 related to product liability and certain other legal matters, recorded to Other operating expense, net. The amount in fiscal year 2024 reflects charges related to product liability and certain other legal matters, recorded to Other operating expense, net, including a $175 million charge to accrue an estimated liability for the SEC investigation with respect to, among other things, certain reporting issues involving BD AlarisTM infusion pumps included in SEC disclosures prior to 2021.
•Charges to adjust the estimate of future product remediation costs, recorded to Cost of products sold, of $98 million and $38 million in fiscal years 2025 and 2024, respectively.
•Charges related to pension settlement costs, recorded to Other expense, net, of $38 million in fiscal year 2025.
•The recognition of $67 million in accruals in fiscal year 2024 as an impact to Revenues relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to fiscal year 2024.
(F)Represents costs incurred to develop processes and systems to establish initial compliance with the European Union Medical Device Regulation and the European Union In Vitro Diagnostic Medical Device Regulation, which represent a significant, unusual change to the existing regulatory framework. We consider these costs to be duplicative of previously incurred costs and/or one-off costs, which are limited to a specific period of time. These expenses, which are primarily recorded in Cost of products sold and Research and development expense, include the cost of labor, other services and consulting (in particular, research and development and clinical trials) and supplies, travel and other miscellaneous costs.